UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 14, 2022

FUTUREFUEL CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-52577	20-3340900
(Commission File Number)	(IRS Employer Identification No.)

8235 Forsyth Blvd., Suite 400
St. Louis, Missouri 63105
(Address of Principal Executive Offices)

(314) 854-8352
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FF	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events

On January 14, 2022, the Board of Directors of FutureFuel Corp. (the “Company”) appointed Charles W. Lyon as its Senior Vice President of Strategy and Planning. Mr. Lyon was previously hired as Senior Vice President of Strategy and Planning at FutureFuel Chemical Company, a wholly owned subsidiary of the Company, on September 7, 2021. In his new capacity, Mr. Lyon will lead the Company in sales, marketing, and technology and develop and implement a business growth strategy for custom chemicals, specialty chemicals, and biodiesel products. Mr. Lyon is a global business executive with over 25 years of international business experience in over 30 countries in the industrial chemical and specialty chemical industries. He has extensive experience in establishing and growing specialty chemicals businesses, especially in the Americas and Asia Pacific regions.

Prior to joining FutureFuel Chemical Company, Mr. Lyon was employed by Prefere Melamines, a unit of Prefere Resins, where he was Business Director for the Americas and Asia. Prior to Prefere, and for fifteen years, he was Business Director, Americas and Asia, for INEOS Melamines, a unit of INEOS. There, he was highly engaged in leading business growth in Asia and established the business’s first commercial entity in Singapore. He also served as Director at INEOS Melamines, and established the business’s first manufacturing capability in the region with a strategic alliance in Indonesia. Before that, Mr. Lyon served as a regional and global business manager for the Specialty Resins business of UCB and Solutia Inc., where he was responsible for implementing growth strategies for products serving the automotive OEM and other high-performance coatings markets. Mr. Lyon started his career with Monsanto Company, and held management positions in engineering, manufacturing, and global product management serving numerous specialty market segments including detergents, tire and rubber chemicals, pharma intermediates, and agricultural products.

Mr. Lyon received a BS in Chemical Engineering and a MS in Engineering Management, both from the University of Missouri in Rolla (now Missouri University of Science and Technology).

On January 20, 2022, the Company issued a press release regarding the appointment of Mr. Lyon, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 – Financial Statements and Exhibits

Exhibits.

99.1         Press Release dated January 20, 2022

104          Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTUREFUEL CORP.

By:	/s/ Rose M. Sparks
Rose M. Sparks, Chief Financial Officer

Date:	January 20, 2022